Investor Presentation

August 2009

Exhibit 99.1

Colfax

ALLWEILER FAIRMOUNT AUTOMATION HOUTTUIN Imo Pump LSC Portland Valve TUSHACO PUMPS Warren Pumps Zenith Pumps

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts.  Forward-
looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements.  Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and
Exchange Commission as well as its Annual Report on Form 10-K under the caption “Risk Factors”.  In addition, these statements are based on a number of assumptions that are subject to change.  This presentation speaks only as of this date.  Colfax disclaims any duty to update the information herein.

Forward-Looking Statements

  2008 revenue of
$605 million

  ~2,100 associates
worldwide

  15 principal
production facilities in
7 countries

  Over 300 direct
sales and marketing
associates

  More than 450
authorized distributors
in approximately 80
countries

  Headquartered in
Richmond, VA

Colfax is strategically focused on serving key infrastructure end markets in the fluid handling industry

2 & 3 Screw

Pumps

Centrifugal

Pumps

Progressive

Cavity Pumps

Precision Gear
Pumps

Specialty

Valves

Fluid Handling
Systems

End Markets

Products

Global Navy

General

Industrial

Commercial

Marine

Oil & Gas

Power
Generation

Company Overview

Colfax

ALLWEILER FAIRMOUNT AUTOMATION HOUTTUIN Imo Pump LSC Portland Valve TUSHACO PUMPS Warren Pumps Zenith Pumps

  Founded in 1995

  John Young, President & CEO, was an original founder

  Equity capital provided by Mitch and Steve Rales, founders of Danaher (NYSE: DHR)

  Targeted global industrial companies with strong brands

  12 acquisitions, 5 divestitures

  Exclusively focused on fluid handling industry

  Proven, experienced management team

  Began trading on the NYSE in May 2008

There are approximately 5,000 pump companies globally and Colfax is in the top 15

Background

POLICY DEPLOYMENT

On Time Delivery - Products and Services

Customer

Satisfaction

Voice

of the

Customer

Production         Poka-Yoke           Jidoka            Strategic Supplier            Design for

Preparation                                        Development                                         Six Sigma

Product Development       QFD          Six Sigma         DOE         Multi-skilled                JIT

          System                         Process          Workforce Accounting

  DMP         SMED                Visual                     TPM                        One-piece                 Problem

                                                  Management   Flow           Solving

  Benchmark      5S            Metrics           Standard                 Measurement               Cellularization

                                 WorkSystem Analysis

Profitable

Sales

Growth

Six Sigma Quality

Cost Control and Improvement

  Derived from the proven
Danaher Business System

  Utilize Voice of the
Customer (“VOC”) to target
breakthrough growth
initiatives, new products and
applications

  Conduct root-cause
analysis, develop process
improvements and
implement sustainable
systems

  Culture of continuous
improvement

  Integrated in all aspects
of operations and strategic
planning

CBS is how we manage our business and has been a key driver of our success

Colfax Business System Drives Business Improvement

Colfax

Allweiler · Fairmount Automation · Houttuin · Imo Pump · LSC · Portland Valve · Tushaco Pumps · Warren Pumps · Zenith Pumps

Global leader in specialty fluid handling products

Proven application expertise in solving critical customer needs

Serving growing global infrastructure driven end markets

Leading brand names generating aftermarket sales and services

Experienced management team in place to grow organically and through strategic acquisition

Strong financial position

Significant insider ownership

Consistent track record of driving profitable organic sales growth

Investment Highlights

Broad Product Portfolio Focused on Customer Applications

Centrifugal Pumps

Specialty Valves

Progressive Cavity Pumps

Precision Gear Pumps

Fluid Handling Systems

Well recognized brands across served markets

2 and 3 Screw Pumps

Commercial
Marine

Serving Critical Applications in Our Key End Markets

General
Industrial

Power
Generation

Oil & Gas

Global Navy

Key Markets

Applications

Brands

Commercial

Marine

Fuel oil transfer; oil transport; water and wastewater handling

Allweiler,

Houttuin

,

I

mo

AB

Oil & Gas

Crude oil gathering; pipeline services; unloading and loading; rotating equipment lubrication; lube oi

l purification

Allweiler, Houttuin,

Imo,

LSC,

Tushaco

,

Warren

Power Generation

Fuel unloading, transfer, burner and injection; rotating equipment lubrication

Allweiler, Imo,

Tushaco

, Warren

Global

Navy

Fuel oil transfer; oil transport; water and wastewate

r handling; firefighting;

fluid control

Allweiler,

Fairmount,

I

mo

,

I

m

o

AB,

Portland

Valve,

Warren

General Industrial

Machinery lubrication; hydraulic elevators; chemical processing; pulp and paper processing; food and beverage processing

Allweiler,

Fairm

ount,

Houttuin,

I

mo

,

Tushaco

, Warren,

Zenith

Key Markets

Applications

Brands

Commercial

Marine

Fuel oil transfer; oil transport; water and wastewater handling

Allweiler,

Houttuin

,

I

mo

AB

Oil & Gas

Crude oil gathering; pipeline services; unloading and loading; rotating equipment lubrication; lube oi

l purification

Allweiler, Houttuin,

Imo,

LSC,

Tushaco

,

Warren

Power Generation

Fuel unloading, transfer, burner and injection; rotating equipment lubrication

Allweiler, Imo,

Tushaco

, Warren

Global

Navy

Fuel oil transfer; oil transport; water and wastewate

r handling; firefighting;

fluid control

Allweiler,

Fairmount,

I

mo

,

I

m

o

AB,

Portland

Valve,

Warren

General Industrial

Machinery lubrication; hydraulic elevators; chemical processing; pulp and paper processing; food and beverage processing

Allweiler,

Fairm

ount,

Houttuin,

I

mo

,

Tushaco

, Warren,

Zenith

Asia &

Australia

Europe

United

States

Canada

Central &

South

America

Middle East

& Africa

Power

Generation

General

Industrial

Oil & Gas

Commercial

Marine

Global Navy

Blue chip customer base with no single customer representing more than 3% of sales in 2008

____________________

(1)

Includes Distribution (11%), Chemical Processing (7%), Machinery Support (5%), Building Products (4%), Wastewater (2%), Heat Transfer (2%), Pulp and Paper (1%), Diesel Engines (1%), Food & Beverage (1%) and Other (7%).

(2)

Revenues based on our shipping destination.

41%

25%

14%

14%

6%

(1)

22%

51%

5%

15%

4%

3%

2008 Revenues By End Markets

2008 Revenues By Geography (2)

Blue Chip Customers

Large and Diverse Customer Base and End Markets

EMEA

     2008 Sales (1) = $338mm

____________________

(1)

Sales figures reflect sales destination.

(2)

Closing in 2009.

Americas

2008 Sales (1) = $174mm

% of Revenue: 29%

% of Revenue: 56%

% of Revenue: 15%

LSC

Houston

Warren

Corporate HQ Richmond

Imo Kentucky

Imo Monroe

Sanford (2)

Houttuin

Tushaco

Vapi

Tushaco

Daman

Colfax Wuxi

Imo AB Stockholm

Allweiler

Gottmandingen

Portland Valve

Allweiler

Tours

Allweiler Radolfzell

Allweiler Bottrop

Fairmount Automation

Expanding global footprint allows us to serve fast growing, developing markets

Extensive Global Sales, Distribution and Manufacturing
Footprint

Asia Pacific

2008 Sales (1) = $93mm

Situation Analysis

A Canadian energy company moves heavy crude oil along
pipelines from the oil fields in Northern Canada through
extremely harsh environment to a central blending facility

  Colfax engineers and the customer's project engineer jointly developed the design, quality, and testing spec

Warren GTS-H268 2 screw pumps with specially designed
internal wear resistant components were chosen to meet
the rigorous application

  Colfax pumps installed – 6X increase in service life

Customer realizes $2M annual savings - spare parts alone

Colfax Solution

Situation Analysis

Major Venezuelan oil company moves 180,000 BPD of sand
laden crude oil through pipelines using  a competitor’s
pumps.  Pumps are failing after only 3 - 4 months due to
excessive wear

Colfax Solution

  For the past 40 years this customer has turned to Colfax
and the Imo 8L 3 screw pump – more than 80 installations

Reliable in the toughest environment

Superior energy efficiency – reduces operating costs

  Imo 8L is the industry standard for Canadian pipeline
applications from 400 to 2500 gallons per minute

Oil & Gas Markets – Strong Application Expertise

New Imo 8L-912Y

Expansion of Systems Business

Situation Analysis

A major Japanese OEM turbine manufacturer wanted
to reduce installation time required at power plant
construction sites.  Initial focus - integrate components
associated with the fuel filter, pump and motor system.

Colfax Solution

Colfax Americas Engineered Systems and OEM jointly
developed integrated package

Enhanced design, reduced costs

Initial system delivered in 2009, others on order

Global installations

Integrated system is now the standard fuel injection
system design for this major turbine OEM customer

Situation Analysis

Colfax Solution

Americas region OEM and end-user customers need
turn-key solutions – not just pumps.

Colfax Americas Engineered Systems business
started in 2007 to address need for highly engineered
systems

Services offered include: custom engineered skid
packages or module subassemblies, fabrication,
testing, and start up/commissioning

2009 forecast - $10M incremental sales

Environmentally-friendly
module with internal,
submersible lubricant
pump and motor

Targeting Aftermarket Opportunities

Situation Analysis

Twin cities Gubin (Poland) and Guben (Germany) on
opposite sides of Neisse River each need to update sewage
treatment facility & decide to partner and build one plant in the mid-1990s.  Key requirements: reliable movement of
wastewater, fast on-site service, rapid delivery of original spare parts, one plant employee to maintain all pumps, Low
Total Cost of Ownership (TCO), and high energy efficiency.

Colfax Solution

17 Allweiler Progressing cavity pumps and 2 macerator
pumps with variable frequency drives (VFDs) replace
existing centrifugal pumps & progressing cavity pumps – one
source

More than a decade later– uninterrupted operation

Low maintenance cost using original Allweiler parts

Local distributor provides excellent service/support

Higher first cost, lowest TCO

Guben-Gubin sewage plant

Allweiler sludge pump

  Colfax’s Allweiler business unit established a consulting
services business targeting sewage treatment customers in
Germany

Service includes – Analysis of entire operation, review
pump/motor assemblies, and recommendation on how to lower
energy costs and reduce maintenance cost

  An example – Flerzheim cooperative sewage plant in
Germany’s Rhine Ruhr region

Upgrade 2 PC pumps, eliminate 2 centrifugal pumps

Added VFDs reduce energy usage by 10 – 15%

Replaced pirated spares with genuine Allweiler parts

  2008 results - €1.2M sales incremental

Situation Analysis

Many wastewater treatment facilities purchase non-OEM
(pirated) aftermarket spare parts for progressing cavity
pumps.  These lower priced parts have a shorter service life than genuine Allweiler OEM parts.

Colfax Solution

Updating sludge pumps

at Flerzheim facility

Colfax

smart
Wertanalyse Fa. Deimler,

ALLWEILER · FAIRMOUNT AUTOMATION · HOUTTUIN · Imo Pump · LSC · Portland Valve · TUSHACO · Warren Pumps · Zenith Pumps

Driven by VOC, examples of new products introduced in 2008

Develop New Products, Applications and
Technologies Driven by Voice of the Customer

Step 1 - VOC

Step 1a – VOC Summary

Step 2 – Prioritization

Step 3 – Specification

All-Heat SMART

EMTEC SMART

Benefits

1.

Senses wear & alerts
end-user

2.

Easy to upgrade

Benefits

1.

50% energy usage
reduction

2.

Eliminates system
components (cooler &
valve)

         Simplifies OEM design

         Easier installation

All-Fuel SMART

Benefits

1.

Efficient seal
leakage monitoring
system - best value

2.

Easy to upgrade

Commercial Marine

Oil & Gas

Power Generation

Global Navy

General Industrial

~$24.8bn

~$0.3bn

~$2.3bn

~$4.0bn

~$2.0bn

Global infrastructure development will drive capital investment long term and will benefit local suppliers as well as international exporters of fluid handling equipment.  Demand has softened in several portions of the general industrial market including chemical, building products, diesel engine, waste water, machinery support and distribution, primarily in Europe and North America.

In the U.S., expect Congress to continue to appropriate funds for new ship construction as older naval vessels are decommissioned.  Increased demand for integrated fluid handling systems for both new ship platforms and existing ship classes that reduce operating costs and improve efficiency as the U.S. Navy seeks to man vessels with fewer personnel also anticipated.  Sovereign nations outside of the U.S. continue to expand their fleets as they address national security concerns.

Expect activity in Asia and the Middle East to remain strong as economic growth and fundamental undersupply of power generation capacity continues to drive investment in energy infrastructure projects.
Efficiency improvements will continue to drive demand in the world’s developed economies.

Expect activity within the crude oil market to remain favorable as long term capacity constraints and global demand drive further development of heavy oil fields, but are experiencing project delays.  In pipeline applications, demand for highly efficient products expected to remain strong as customers continue to focus on total cost of ownership.  In refinery applications, a reduction in capital investment by customers is believed will reduce the demand for our products.

Expect international trade and demand for crude oil and other commodities as well as the age of the global merchant fleet to continue to create demand for new ship construction; however, expect new orders to be significantly lower than in the past two years.  Expect sales to grow primarily from existing orders; likely to have additional order cancellations.  Believe the increase in the size of the global fleet will create an opportunity to supply aftermarket parts and service.

Estimated

Market Size

Favorable long term demand driven by global infrastructure build

Market Expectations

Serving Infrastructure Driven End Markets

  Capitalize on growth opportunities by offering regionally developed products and solutions

Standard packages of Imo and Allweiler products produced at our Greenfield, Wuxi China facility for Commercial Marine

  Continue to invest in sales and marketing capabilities to more effectively serve local Asia Pacific markets

  Leverage application expertise to design fluid handling solutions that cater to heavy crude oil exploration in Latin America, Middle East and Russia

Opened sales and engineering office in Bahrain in March

  Utilize Indian / Chinese low cost manufacturing to supply components to other Colfax business units

  Execute acquisitions

Assam, India

Shanghai, China

Target Fast Growing Regions

Colfax

Imo Pump

Warren Pumps

ALLWEILER

HOUTTUIN HP

Zenith Pumps

Portland Valve

TUSHACO PUMPS

LSC Lubrication Systems Company

FAIRMOUNT AUTOMATION

Est. 1860

Acq. 1998

Est. 1897

Acq. 1997

Est. 1929

Acq. 1998

Est. 1931

Acq. 1997

Est. 1973

Acq. 2004

Est. 1920

Acq. 2004

Est. 1967

Acq. 2005

Est. 1968

Acq. 2007

Est. 1996

Acq. 2007

  Product history dating back
to 1860 provides large
installed base

  High quality, reliable
products used in critical
applications

  Tendency for customers to
replace “like for like” products

  Significant aftermarket
demand for replacement
products, spare parts and
repair and maintenance
services

Approximately 24% of revenues were derived from aftermarket sales and services in 2008

Leading Brands Generating Aftermarket Sales and Services

  Continue to proactively engage with
highly strategic targets

  Product, market and geographically
focused searches

  Evaluate opportunistic bolt-on
companies

  Pursue adjacent fluid handling
acquisitions

Effective selection and integration of 12 acquisitions since 1995

Acquisition Criteria

Acquisition Initiatives

  Acquire companies in the fluid handling
industry

  Strong brand name recognition

  Leading market position

  Differentiated product technology / highly
engineered product

  Complementary end market / geographic
focus

  Attain double digit return on investment in
the 3rd year

Continue to Pursue Strategic Acquisitions that
Complement Our Platform

  Claims arise from purchased components previously included in our products

  Significant solvent insurance coverage

  Bad faith lawsuit against insurance carriers increases costs in near term

  Estimated annual liability and related defense costs of $5 - $7 million before potential insurance asset or liability adjustments

2008

2007

2006

2005

$9,000

$8,000

$7,000

$6,000

$5,000

$4,000

$3,000

$8,896

$5,232

$5,378

$6,194

Asbestos Update

Unresolved Claims

Average Cost of Resolved Claims

59,217

50,020

37,554

35,357

30,000

36,000

42,000

48,000

54,000

60,000

2005

2006

2007

2008

Financial Overview

Financial Performance Overview – 2005-2008

2008

2007

2006

2005

$120.0

$100.0

$80.0

$60.0

$40.0

$20.0

$0.0

$105.6

$88.2

$64.1

$54.8

2008

2007

2006

2005

$700.0

$600.0

$500.0

$400.0

$300.0

$200.0

$100.0

$0.0

$370.4

$669.2

$581.5

$442.3

Revenue

(1) Refer to Appendix for Non-GAAP reconciliation.                                               Note: Dollars in millions.

Orders

Total Growth

28.6%

19.5%

Existing Businesses

13.9%

13.5%

13.9%

Acquisitions

8.0%

1.1%

FX Translation

7.1%

4.5%

--

--

--

11.8%

1.4%

0.8%

Total Growth

63.3%

15.2%

Existing Businesses

51.6%

47.2%

15.0%

Acquisitions

3.0%

5.2%

FX Translation

13.1%

(5.0)%

--

--

--

39.5%

--

12.1%

Total Growth

31.5%

15.1%

Existing Businesses

19.4%

17.6%

7.0%

Acquisitions

6.1%

2.0%

FX Translation

7.8%

6.1%

--

--

--

17.7%

1.2%

0.5%

Adjusted EBITDA (1)

% Margin

15.9%

16.3%

17.4%

17.5%

2008

2007

2006

2005

$640.0

$560.0

$480.0

$400.0

$320.0

$240.0

$160.0

$80.0

$0.0

$604.9

$506.3

$393.6

$345.5

Backlog

$118.3

$179.3

$292.8

$337.3

$0.0

$50.0

$100.0

$150.0

$200.0

$250.0

$300.0

$350.0

$400.0

2005

2006

2007

2008

Financial Performance Overview – Current Quarter

2009

YTD

2008

YTD

-

Q2 2009

Q2 2008

$400.0

$300.0

$200.0

$100.0

$0.0

$224.9

$369.1

$104.1

$188.8

(39.1)%

--

(44.9)%

--

Total Growth

(7.0)%

--

(6.6)%

--

FX Translation

(32.0)%

--

(38.3)%

--

Existing Businesses

14.4%

16.9%

13.8%

17.0%

% Margin

Adjusted EBITDA (1)

Backlog

Orders

(1) Refer to Appendix for Non-GAAP reconciliation.                                               Note: Dollars in millions.

Revenue

(20.0)%

(9.8)%

(10.2)%

(9.1)%

--

--

Total Growth (Decline)

(11.5)%

--

--

FX Translation

2.4%

--

--

Existing Businesses

2009

YTD

2008

YTD

-

Q2 2009

Q2 2008

$300.0

$200.0

$100.0

$0.0

$265.5

$292.1

$129.2

$161.4

$27.5

$17.8

$49.5

$38.3

$0.0

$10.0

$20.0

$30.0

$40.0

$50.0

Q2 2008

Q2 2009

-

YTD

2008

YTD

2009

$292.8

$353.6

$384.0

$383.1

$337.3

$305.6

$292.3

$0.0

$100.0

$200.0

$300.0

$400.0

Q4

2007

Q1

2008

Q2

2008

Q3

2008

Q4

2008

Q1

2009

Q2

2009

Colfax

ALLWEILER FAIRMOUNT AUTOMATION HOUTTUIN Imo Pump LSC Portland Valve TUSHACO PUMPS Warren Pumps Zenith Pumps

Income Statement Summary

Refer to Appendix for Non-GAAP reconciliation.

__________________

Note: Dollars in millions.

Long Term Goals:  Annual sales of $1 billion, gross profit margin of 40% & EBITDA margin of 20%

Delta

7/3/2009

6/27/2008

$

%

Orders

$                224.9

$                369.1

$ (144.2)

(39.1)%

Sales

$                265.5

$                292.1

$   (26.6)

(9.1)%

Gross Profit

$                  92.6

$                105.0

$   (12.4)

(11.8)%

   % of Sales

34.9%

35.9%

Adjusted SG&A Expense

$                  58.1

$                  60.2

$     (2.0)

(3.4)%

R&D Expense

3.1

3.0

0.1

4.6%

Operating Expenses

$                  61.2

$                  63.1

$     (1.9)

(3.0)%

   % of Sales

23.1%

21.6%

Adjusted Operating Income

$                  31.4

$                  41.9

$   (10.5)

(25.0)%

   % of Sales

11.8%

14.3%

Adusted EBITDA

$                  38.3

$                  49.5

$   (11.2)

(22.7)%

   % of Sales

14.4%

16.9%

Adjusted Net Income

$                  18.9

$                  24.0

$     (5.2)

(21.5)%

   % of Sales

7.1%

8.2%

Six Months Ended

____________________

Note: Dollars in millions.

Statement of Cash Flows Summary

7/3/2009

6/27/2008

Net income (loss)

11.2

$

(24.6)

$

Non-cash expenses

7.7

4.3

Change in working capital and accrued liabilities

(5.9)

(32.8)

Other

4.9

(3.9)

Total Operating Activities

17.9

$

(57.0)

$

Capital expenditures

(5.9)

$

(9.1)

$

Other

0.1

0.1

Total Investing Activities

(5.8)

$

(9.0)

$

Repayments of borrowings

(2.5)

$

(106.5)

$

Proceeds from IPO, net of offering costs

-

193.0

Dividends paid to preferred shareholders

-

(38.5)

Other

(0.4)

(3.1)

Total Financing Activities

(2.9)

$

44.9

$

Effect of exchange rates on cash

-

0.1

Increase (decrease) in cash

9.2

(21.0)

Cash, beginning of period

28.8

48.1

Cash, end of period

38.0

$

27.1

$

Six Months Ended

Strong balance sheet

Debt to adjusted EBITDA = 1

Debt of $94 million, principal payments of $5 million in 2009, matures in 2013

Cash = $38 million

$136 million available on revolver

Strong cash flow

Adjusted EBITDA (LTM) of $94 million

Strong Financial Condition

____________________

Note: As of 7/3/09

Colfax

Colfax

FAIRMOUNT AUTOMATION | Imo Pump | LSC | Portland Valve | TUSHACO | Pumps | Zenith Pumps

Well Positioned for the Future

Leading Brand Names
Generating Aftermarket

Sales and Services

Experienced Management
Team in Place to Grow
Organically and Through
Strategic Acquisitions

Global Leader in Specialty
Fluid Handling Products

Proven Application

Expertise in Solving

Critical Customer Needs

Serving

Growing Infrastructure

Driven End Markets

CBS-Driven Culture Focused
on Profitable Sales Growth

Appendix

Adjusted net income, adjusted net income per share, adjusted operating income and adjusted EBITDA exclude asbestos liability and defense costs (income) and asbestos coverage litigation expenses, certain legacy legal charges, restructuring and other related charges, certain due diligence costs, certain other post-employment benefit settlement, cross currency swap, environmental indemnification and discontinued operations expense (income), as well as one time initial public offering-related costs to the extent they impact the periods presented. Adjusted selling, general and administrative expenses exclude legacy legal adjustments.  Adjusted net income also reflects interest expense as if the initial public offering (IPO) had occurred at the beginning of 2007 and presents income taxes at an effective tax rate of 32% in 2009 and 34% in 2008. Adjusted net income per share in 2008 assumes the 44,006,026 shares outstanding at the closing of the IPO to be outstanding since
January 1, 2007. Projected adjusted net income per share excludes actual and estimated restructuring and other related charges, asbestos coverage litigation expenses and asbestos liability and defense costs.  Organic sales growth (decline) and organic order growth (decline) exclude the impact of foreign exchange rate fluctuations and acquisitions.  These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of changes in our capital structure and asset base, non-recurring items such as IPO-related costs, legacy asbestos issues (except in the case of EBITDA) and items outside the control of its operating management team.

Sales and order information by end market are estimates.  We periodically update our customer groupings in order to refine these estimates.  During 2009, reclassifications of previously reported amounts were made to conform to current period presentation.  No changes have been made to total sales or orders.

Disclaimer

Colfax

Allweiler Fairmount Automation Houttuin Imo Pump LSC Portland Valve Tushaco Pumps Warren Pumps Zenith Pumps

Non-GAAP Reconciliation

____________________

Note: Dollars in thousands.

2008

2007

2006

2005

EBITDA

Net (loss) income

(571)

$

64,882

$

94

$

12,247

$

Interest expense

11,822

19,246

14,186

9,026

Provision for income taxes

5,438

39,147

3,866

6,907

Depreciation and amortization

14,788

15,239

11,481

11,430

EBITDA

31,477

$

138,514

$

29,627

$

39,610

$

EBITDA margin

5.2%

27.4%

7.5%

11.5%

Adjusted EBITDA

Net (loss) income

(571)

$

64,882

$

94

$

12,247

$

Interest expense

11,822

19,246

14,186

9,026

Provision for income taxes

5,438

39,147

3,866

6,907

Depreciation and amortization

14,788

15,239

11,481

11,430

Legacy asbestos expense (income)

12,391

(50,346)

33,816

18,112

IPO - related costs

57,017

-

-

-

Legacy legal expenses

4,131

-

8,330

3,100

Due diligence costs

582

-

-

-

Other post-employment benefit settlement

-

-

(9,102)

(251)

Cross currency swap

-

-

-

(2,075)

Environmental indemnification

-

-

-

(3,100)

Discontinued operations

-

-

1,397

(616)

Adjusted EBITDA

105,598

$

88,168

$

64,068

$

54,780

$

Adjusted EBITDA margin

17.5%

17.4%

16.3%

15.9%

Sales & Order Growth

____________________

Note: Dollars in millions.

$

%

$

%

Year Ended December 31, 2005

345.5

$

370.4

$

Components of Growth:

Organic Growth from Existing Businesses

40.7

11.8%

65.6

17.7%

Acquisitions

4.8

1.4%

4.4

1.2%

Foreign Currency Translation

2.6

0.8%

1.9

0.5%

Total Growth

48.1

13.9%

71.9

19.4%

Year Ended December 31, 2006

393.6

$

442.3

$

Components of Growth:

Organic Growth from Existing Businesses

53.3

13.5%

77.7

17.6%

Acquisitions

31.3

8.0%

27.2

6.1%

Foreign Currency Translation

                28.1

7.1%

                34.3

7.8%

Total Growth

112.7

28.6%

139.2

31.5%

Year Ended December 31, 2007

506.3

$

581.5

$

Components of Growth:

Organic Growth from Existing Businesses

70.2

13.9%

40.9

7.0%

Acquisitions

5.5

1.1%

11.7

2.0%

Foreign Currency Translation

22.9

4.5%

35.1

6.1%

Total Growth

98.6

19.5%

87.7

15.1%

Year Ended December 31, 2008

604.9

$

669.2

$

Sales

Orders

____________________

Note: Dollars in thousands.

Non-GAAP Reconciliation

July 3, 2009

June 27, 2008

July 3, 2009

June 27, 2008

EBITDA

Net income (loss)

4,366

$

(31,399)

$

11,227

$

(24,601)

$

Interest expense

1,786

3,236

3,632

7,733

Provision (benefit) for income taxes

2,142

(12,679)

5,245

(9,101)

Depreciation and amortization

3,538

3,955

6,911

7,650

EBITDA

11,832

$

(36,887)

$

27,015

$

(18,319)

$

EBITDA margin

9.2%

(22.9)%

10.2%

(6.3)%

Adjusted EBITDA

Net income (loss)

4,366

$

(31,399)

$

11,227

$

(24,601)

$

Interest expense

1,786

3,236

3,632

7,733

Provision for income taxes

2,142

(12,679)

5,245

(9,101)

Depreciation and amortization

3,538

3,955

6,911

7,650

Restructuring and other related charges

486

-

1,147

-

IPO-related costs

-

57,017

-

57,017

Legacy legal adjustment

-

4,131

-

4,131

Asbestos liability and defense costs (income)

1,482

(715)

3,127

(437)

Asbestos coverage litigation expense

4,027

3,970

6,993

7,109

Adjusted EBITDA

17,827

$

27,516

$

38,282

$

49,501

$

Adjusted EBITDA margin

13.8%

17.0%

14.4%

16.9%

Three Months Ended

Six Months Ended

Colfax

Allweiler Fairmount Automation Houttuin Imo Pump LSC Portland Valve Tushaco Pumps Warren Pumps Zenith Pumps

____________________

Note: Dollars in thousands, except per share amounts.

Non-GAAP Reconciliation

July 3, 2009

June 27, 2008

July 3, 2009

June 27, 2008

Adjusted Net Income and Adjusted Earnings per Share

Net income (loss)

4,366

$

(31,399)

$

11,227

$

(24,601)

$

Restructuring and other related charges

486

-

1,147

-

IPO-related costs

-

57,017

-

57,017

Legacy legal adjustment

-

4,131

-

4,131

-

Asbestos liability and defense costs

1,482

(715)

3,127

(437)

Asbestos coverage litigation expense

4,027

3,970

6,993

7,109

Interest adjustment to effect IPO at beginning of period

-

725

-

2,302

Tax adjustment to effective rate of 32% and 34%, respectively

(1,859)

(19,836)

(3,631)

(21,484)

Adjusted net income

8,502

$

13,893

$

18,863

$

24,037

$

Adjusted net income margin

6.6%

8.6%

7.1%

8.2%

Weighted average shares outstanding - diluted

43,245,990

-

43,237,856

-

Shares outstanding at closing of IPO

-

44,006,026

-

44,006,026

Adjusted net income per share

0.20

$

0.32

$

0.44

$

0.55

$

Net income per share-basic

    and diluted in accordance with GAAP

0.10

$

(1.01)

$

0.26

$

(0.99)

$

Adjusted Operating Income

Operating income (loss)

8,294

$

(40,842)

$

20,104

$

(25,969)

$

Restructuring and other related charges

486

-

1,147

-

IPO-related costs

-

57,017

-

57,017

Legacy legal adjustment

-

4,131

-

4,131

Asbestos liability and defense costs

1,482

(715)

3,127

(437)

Asbestos coverage litigation expense

4,027

3,970

6,993

7,109

Adjusted operating income

14,289

$

23,561

$

31,371

$

41,851

$

Adjusted operating income margin

11.1%

14.6%

11.8%

14.3%

Three Months Ended

Six Months Ended

Colfax

FAIRMOUNT AUTOMATION Imo Pump ISC Portland Valve TUSHACO Pumps Zenith Pumps

____________________

Note: Dollars in thousands.

Non-GAAP Reconciliation

July 3, 2009

June 27, 2008

July 3, 2009

June 27, 2008

Adjusted SG&A Expense

Selling, general and administrative expenses

28,586

$

35,776

$

58,112

$

64,283

$

Legacy legal adjustment

-

4,131

-

4,131

Adjusted selling, general and administrative expenses

28,586

$

31,645

$

58,112

$

60,152

$

22.1%

19.6%

21.9%

20.6%

Three Months Ended

Six Months Ended

Colfax

ALLWEILER FAIRMOUNT AUTOMATION HOUTTUIN Imo Pump LSC Portland Valve TUSHACO PUMPS Warren Pumps Zenith Pumps

____________________

Note: Dollars in millions.

Sales & Order Growth

$

%

$

%

Three Months Ended June 27, 2008

161.4

$

188.8

$

Components of Growth:

Existing Businesses

(16.4)

(10.2)%

(72.3)

(38.3)%

Foreign Currency Translation

(15.8)

(9.8)%

(12.4)

(6.6)%

Total Growth

(32.2)

(20.0)%

(84.7)

(44.9)%

Three Months Ended July 3, 2009

129.2

$

104.1

$

Backlog

at

$

%

$

%

Period

End

Six Months Ended June 27, 2008

292.1

$

369.1

$

384.0

$

Components of Growth:

Existing Businesses

7.0

2.4%

(118.2)

(32.0)%

(63.8)

(16.6)%

Foreign Currency Translation

(33.6)

(11.5)%

(26.0)

(7.0)%

(27.9)

(7.3)%

Total Growth

(26.6)

(9.1)%

(144.2)

(39.1)%

(91.7)

(23.9)%

Six Months Ended July 3, 2009

265.5

$

224.9

$

292.3

$

Sales

Orders

Sales

Orders